U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

RED HORSE ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada	87-0450232
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

11828 La Grange Avenue, Los Angeles, CA 90025
(Address of principal executive offices)

(310) 473-0213
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 2.01	Completion of Acquisition or Disposition of Assets
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities
Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Transaction and Change of Control

On July 13, 2005 Red Horse Entertainment Corporation received the final documents necessary to close the acquisition of Silverstrand International Holdings Limited. The effective date of the acquisition was July 5, 2005. Red Horse issued 10,102,333 shares of its common voting stock to the former stockholders of Silverstrand International in exchange for all of the capital stock of Silverstrand International. The common shares were issued in reliance on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D adopted there under. Following the acquisition there are 10,557,406 shares of Red Horse common stock outstanding, and options and convertible notes outstanding to acquire an additional 540,060 shares.

As a result of the transaction there was a change in voting control of Red Horse. The following table sets forth as of July 13, 2005, the number and percentage of the 10,557,406 shares of outstanding common stock that were beneficially owned by each person who is currently a director or executive officer of Red Horse, and all current directors and executive officers of Red Horse as a group. Two of our officers and directors are the only persons who hold more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Common Shares	Percent of Class
Name and Address
Jiang Fang Suite C, 25-26F, President Building No. 69 Heping North Street Heping District Shenyang, China	8,178,447	77.5
Jiang Peng Suite C, 25-26F, President Building No. 69 Heping North Street Heping District Shenyang, China	1,010,233	9.6

Duan Jin Shi Suite C, 25-26F, President Building No. 69 Heping North Street Heping District Shenyang, China	101,024	1.0
Li Guang Hua Suite C, 25-26F, President Building No. 69 Heping North Street Heping District Shenyang, China	101,024	1.0
Wang Li Rong Suite C, 25-26F, President Building No. 69 Heping North Street Heping District Shenyang, China	101,024	1.0
Wayne M. Rogers (1) 11828 La Grange Avenue Los Angeles, CA 90025	383,617	3.5
Jack M. Gertino (2) 3374 Homestead Road Park City, UT 84060	294,515	2.7
All Directors and Officers as a group (7 persons)	10,031,812	90.4

____________________________

(1)          The share figure for Mr. Rogers includes 44,087 shares held by the Wayne M. Rogers Family Trust, in which Mr. Rogers is the trustee, 3,631 shares held of record by Mr. Rogers’ spouse, 62,240 held by The Insight Fund LP, of which Mr. Rogers is the general partner, 50,000 shares of common stock issuable on exercise of options with an exercise price of $0.625 per share that expire in May 2009, and 220,030 shares of common stock issuable on conversion of a convertible note in the principal amount of $36,000.

(2)          The share figure for Mr. Gertino includes 50,000 shares of common stock issuable on exercise of options with an exercise price of $0.625 per share that expire in May 2009, and 220,030 shares of common stock issuable on conversion of a convertible note in the principal amount of $36,000.

In addition to the change in voting control, other changes were made in the directors and executive officers of Red Horse. Bill Rogers resigned as a director and officer of Red Horse and Mr. Jiang Fang was elected as a director to fill the resulting vacancy. Mr. Jiang has not been appointed to any committees of the Board. In addition, all of the remaining officers, including Wayne M. Rogers who was serving as Chief Executive Officer and Chief Financial Officer, were replaced by new officers designated by Silverstrand Holdings. The directors and officers of Red Horse at July 13, 2005 are as follows.

Name	Age	Positions	Since
Jiang Fang	50	Chairman of the Board, Chief Executive Officer and President	2005
Jiang Peng	42	Executive Vice-President	2005
Duan Jingshi	52	Vice-President, Property Development	2005
Li Guang Hua	44	Vice-President, Sales	2005
Wang Li Rong	42	Chief Financial Officer, Treasurer and Secretary	2005
Wayne M. Rogers	70	Director	1992
Jack M. Gertino	66	Director	1992

All executive officers are elected by the Board and hold office until their successors are duly elected and qualified. Each Director is elected by the stockholders and serves until resignation or election of a successor by the stockholders.

The following is information on the business experience of each of the new officers.

Jiang Fang has served for the past five years as the President and a Director of Silverstrand International and its subsidiary, Shenyang Maryland International Industry Company Limited. Mr. Jiang is the brother of Mr. Jiang Peng.

Jiang Peng has served for the past five years as the General Manager and a Director of Silverstrand International and its subsidiary, Shenyang Maryland International Industry Company Limited. Mr. Jiang has general supervisory responsibility for Silverstrand International and its projects.

Duan Jingshi has served as a Vice General Manager and a Director of Silverstrand International and its subsidiary, Shenyang Maryland International Industry, since January, 2002, and has responsibility for real property development. For over two years prior to January 2002 he served as President of Shenyang Normal University.

Li Guang Hua has served as a Vice General Manager and a Director of Silverstrand International and its subsidiary, Shenyang Maryland International Industry Company Limited since 1992. Mr. Li has responsibility for project sales and management.

Wang Li Rong has served as a Vice General Manager and a Director of Silverstrand International and its subsidiary, Shenyang Maryland International Industry Company Limited since 1995. Ms. Wang manages finance and accounting for Silverstrand International.

In connection with the acquisition of Silverstrand International, Wayne M. Rogers and Jack M. Gertino agreed to resign their positions as directors of Red Horse to permit the appointment of persons designated by Silverstrand International. Red Horse will provide to its stockholders a written notice of the pending change in the Board as required by regulations adopted under the Securities Exchange Act of 1934. Approximately 10 days following the distribution of that notice, the resignations of Messrs. Rogers and Gertino and the election of new directors will become effective. The persons selected to serve as new directors for Red Horse are Jiang Peng, Duan Jingshi, Li Guang Hua, and Wang Li Rong.

Silverstrand International

Silverstrand International is a limited liability company organized in the Hong Kong Special Administrative Region in The People’s Republic of China in 1994 as a holding company for Shenyang Maryland International Industry Company Limited, its wholly owned operating subsidiary that is engaged in the business of private property development primarily in the city of Shenyang. Shenyang, a city in Liaoning Province of the People’s Republic of China with a population of approximately 7.2 million, is located in the central area of northeastern Asia, and is the central city of northeastern China. Shenyang is one of the major cities and key industrial bases in China.

Silverstrand International was one of the first private property developers and retailers in China. According to the statistical information on construction area sold published by Shenyang Statistical Authority, Silverstrand International was the ninth largest private property developer in Shenyang City in 2004. Development activity typically consists of locating and acquiring ownership and property rights to real property, arranging for project financing, managing project planning and construction, and implementing sales and leasing of the finished realty. Silverstrand International develops both commercial and residential space.

The Company may obtain/purchase land use rights through purchase from factories that have relocated, Redevelopment of older areas, and government public tenders or auctions. Projects with land use rights obtained and construction completed or substantially completed include:

Name of project	Address	Site area	Building Area

Harbin Roma Garden	No.27 GuanMang Street, NanGang District, HaReBin	10,197 m2	6,367 m2

Qiyun New Village	No. 126 BingHe Road Shen He District East ShenYang	24,818 m2	70,000 m2

Shenyang Maryland Tower	No. 35 Heping South Street, Heping District, ShenYang	1,140 m2	14,600 m2

Shenyang Peacock Garden	No. 8 JiuWei Road, Heping District, ShenYang	15,227 m2	50,000 m2

Shenyang President Building	No. 69 Heping North Street, Heping District, ShenYang.	15,178 m2	77,000 m2

Shenyang Chenglong Garden	No. 95 HuangHe South Street, HuangGu District, ShenYang.	70,000 m2	210,000 m2

Hymall Super-market	No.73 Nanbazhong Road, Tiexi District,Shenyang	8,350 m2	27,500 m2

Lecture hall in Shenyang Normal University in Shenyang	No.253 Huanghe North Street,Huanggu District, Shenyang	150,000 m2	120,000 m2

Silverstrand International is in the process of applying for the land use rights for the Korean City project (“Xita Project”) in the He Ping District of Shenyang with a gross site area of approximately 101,000 square meters. It is expected these rights will be acquired in 2005 and construction is estimated to require at least three years. Situated in Xi Ta district in the city of Shenyang, mostly populated by Koreans and therefore known by its ancestor features. Occupying about 10% of the district in terms of site area of 101,000 square meters, the total construction area will be 477,000 square meters with ground and building floors occupying an area of 88,000 square meters and 389,000 square meters, respectively. The estimated cost of the Korean City project is $207.2 million.

A break down of properties held for resale by project at December 31, 2004 is as follows:

Qiyun New Village	$4,607,096
Peacock Garden	484,758
Chenglong Garden	16,905,362
President Building	6,239,653
Maryland Building	221,304
Others	130,879
Total	$28,589,052

As of December 31, 2004, carrying values of properties held for resale totaling $17,894,416 have been pledged to secure short-term borrowings of $2,608,696 and for long-term borrowings $48,537,759 extended by banks.

Properties and equipment, stated at cost less accumulated depreciation and amortization, consisted at December 31, 2004 of the following:

Land use rights and buildings	$29,947,386
Furniture and fixtures	179,413
Motor vehicles	773,071
Office equipment	147,581
Leasehold improvements	5,879,996
36,927,447
Less: Accumulated depreciation and amortization	(2,451,923)
$34,475,524

As of December 31, 2004 fixed assets totaling $16,279,478 have been pledged to secure short-term borrowings of $2,608,696 and long-terms bank borrowings of $48,537,759.

Silverstrand International has two main sources of funding its property developments through internal resources and bank borrowings. Internally generated funds came from proceeds from pre-sales and bank borrowings consist of property development loans.

At December 31, 2004, short-term loans were as follows:

Bank loans
Secured	$2,608,696
Unsecured	106,280
$2,714,976

During the year ended December 31, 2004, there were numerous instances of events of defaults arising from the non-payments of interest and principals on a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, no apparent demands had been made by the banks to foreclose on the secured borrowings. Silverstrand International is still in discussion with the banks to approve the roll-over of the terms and tenure of the secured and unsecured loans totaling $2,608,696 as they mature on the due dates.

At December 31, 2004, long-term loans were as follows:

Long term debts:
Bank loans - secured	$40,711,353
Mortgage loans	7,826,406
48,537,759
Less: Current portion of long-term debts	1,271,665
Long-tern debts	$47,266,094

During the year ended December 31, 2004, there were numerous instances of events of defaults arising from the non-payments of interest and principals on a timely basis in accordance with the terms of the loan agreements with two of the banks. While these events of defaults have eventually been remedied to an extent, no apparent demands had been made by the banks to foreclose on the secured borrowings. The directors of the company held many ongoing discussions and negotiation with two major lenders to roll-over the terms and tenure of the secured and unsecured loans totaling $40,711,353 as of December 31, 2004 as they matured on various due dates.

Although official definitive notifications have not yet been received from the principal lenders, one of the two principal bankers has agreed, in principle, to the extension of the secured and unsecured loans amounting to $11,835,749 for a further eighteen month period and another similar extension is under negotiation and is pending from another principal banker amounting to $28,875,604. Official commitments have not been issued by the two principal bankers on the requested extension.

Forward-Looking Statement Notice

When used in this report, the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions, and financial trends that may affect Red Horse’s future plans of operations, business strategy, operating results, and financial position. Persons reviewing this report are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors, which include, but are not limited to, political and economic conditions in China and specifically Shenyang, government regulation, increased competition, the availability and cost of realty for development, construction costs, availability of financing, and other factors and conditions that may directly or indirectly impact Red Horse’s financial condition or results of operations.

Item 9.01 Financial Statements and Exhibits.

Financial Statements.

The financial statements of Silverstrand International, the business acquired by Re Horse, required under Item 9.01(a) and pro form financial information required under Item 9.01(b) will be filed with the Securities and Exchange Commission by amendment to this report no later than 71 days after the date that this initial report must be filed.

Exhibits: Copies of the following documents are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-B.

Exhibit No.	Title of Document
10.1	Stock Exchange Agreement dated March 8, 2005*
99.1	Press Release dated July 15, 2005

*          This exhibit is incorporated herein by this reference to the annual report on Form 10-KSB of Red Horse for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HORSE ENTERTAINMENT CORPORATION

Date: July 16, 2005	By:	/s/ Jiang Fang
Jiang Fang, Chief Executive Officer